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                                                                  Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Beacon Power Corporation on Form S-1 of our report dated May 25, 2000, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.






Boston, Massachusetts
August 9, 2000